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                                                                    EXHIBIT 99.3
INCOMNET

FOR IMMEDIATE RELEASE
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For more information, contact:
    George Blanco
    Incomnet, Inc.
    (949) 224-7575

                  INCOMNET COMMUNICATIONS CORPORATION, A WHOLLY
                OWNED SUBSIDIARY OF INCOMNET, INC., LAUNCHES NEW
                           NETWORK MARKETING PROGRAM

IRVINE, Calif.--(BUSINESS WIRE)--January 3, 2000
Incomnet Communications Corporation, an Orange County based sales and marketing company providing innovative cost-saving communications and internet related services today announced certain important developments. Incomnet Communications Corporation is a wholly owned subsidiary of Incomnet, Inc. (ICNTE).

LAUNCH OF NEW NETWORK MARKETING PROGRAM

Incomnet Communications Corporation (ICC), developed and launched an exciting new internet-based network marketing program called SIMPLE2NET. The SIMPLE2NET product complements existing communications and internet related services already offered by ICC.

SIMPLE2NET is an innovative internet-based network marketing program offering a personalized web site and access to a planned internet-based mall and offers a two stage compensation program. The compensation program focuses on ICC customer acquisition and retention and marketing organization development. SIMPLE2NET currently offers web site sales and ICC services. The SIMPLE2NET web site address is WWW.SIMPLE2NET.COM.

George Blanco, Incomnet's Chief Operating Officer said, "We are very excited about the quality and extent of interest in our SIMPLE2NET marketing program. We believe that the SIMPLE2NET program will position Incomnet's network marketing program in the internet-age and into the new millennium. We are confident that it will assist ICC in attracting and retaining high quality marketers who will be properly compensated for acquiring and retaining new customers."


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NOTICE REGARDING FORWARD-LOOKING STATEMENTS IN PRESS RELEASE

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that such forward-looking statements be subject to the safe harbors created by such statutes. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this press release contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the company and its subsidiaries, please be advised that the company and its subsidiaries' actual financial condition, operating results and business performance may differ materially from that projected or estimated by the company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government and agency regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenues than forecast, loss of customers, loss of suppliers, technical problems with the company's operations, failure to obtain new customers, litigation and administrative proceedings involving the company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, inability of the company to continue as a going concern, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss of key executives, loss of independent sales representatives and other specific risks that may be alluded to in this press release or in other reports issued by the company. The inclusion of forward-looking statements in this press release should not be regarded as a representation by the company or any other person that the objectives or plans of the company will be achieved.

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